UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

KL Allocation Fund
Advisor Class (GAVAX)
Institutional Class (GAVIX)

ANNUAL REPORT
AUGUST 31, 2017

KL Allocation Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Expense Example	32

This report and the financial statements contained herein are provided for the general information of the shareholders of the KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

 www.knowledgeleadersfunds.com

Dear Shareholders,

Having recently marked the fund’s seventh anniversary milestone, we are pleased to again share the fund has delivered attractive risk-adjusted returns, and the market has continued to validate the Knowledge Leaders Strategy. The fund’s methodology is based on the Knowledge Effect, a market inefficiency which leads highly innovative companies to generate excess returns. We seek to achieve the fund’s dual mandate of capital appreciation and capital preservation by exploiting this equity market inefficiency and using a multi-asset approach designed to limit downside exposure and volatility. To date, despite significant risks that have plagued the financial markets since the great financial crisis, the fund has continued to achieve both mandates.

Fund (as of 8/31/2017)	1Y (%)	5Y (%)	Since Inception (%)
KL Allocation Fund (Institutional class)	4.31	8.22	8.60
KL Allocation Fund (Advisor class)	4.07	7.97	8.30
Benchmark
MSCI All Country World Index	17.11	10.46	8.98

Risk-adjusted returns, since inception (as of 8/31/2017)	KL Allocation Fund (GAVIX)	MSCI All Country World Index	Morningstar Allocation--70% to 85% Equity Category Average
Alpha	4.49	0.00	1.23
Beta	0.42	1.00	0.75
Correlation	75.00	100.00	96.00
Max Drawdown	-6.31	-20.47	-16.64
Up/Down Capture Ratio	1.93	1.00	1.19
Sharpe Ratio	1.22	0.75	0.91
Standard Deviation	6.84	12.29	9.56
Treynor Ratio	20.17	8.80	11.58

As of 6/30/2017, the 1-year, 5-year, and since inception annualized total returns for the KL Allocation Fund Advisor Class were 1.41%, 7.60%, and 7.91% and Institutional Class were 1.62%, 7.85%, and 8.20%, respectively. The MSCI All Country World Index’s 1-year, 5-year, and since inception annualized total return as of 6/30/2017 were 18.78%, 10.54%, 8.71%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.knowledgeleadersfunds.com. The inception date of the KL Allocation Fund is 9/30/2010.

370 17th Street, Suite 4930 Denver, CO 80202  |  T. 303.763.1810  |  F. 303.763.1811  |  www.KnowledgeLeadersCapital.com

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets for Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2017. The Fund’s advisor is permitted to seek reimbursement from the Fund of fees waived for a period of three years from the date of the waiver or payment.

Since inception through 8/31/2017, the KL Allocation Fund has delivered 4.49% annualized alpha (relative to the MSCI All Country World Index, net return, USD), an annualized total return of 8.60%, max loss of -6.31% and a standard deviation of 6.84%. These results compare favorably to the average fund in the Morningstar Allocation – 70-85% Equity category as well as the fund’s equity benchmark, the MSCI All Country World Index (ACWI). The average fund in the Morningstar Allocation – 70-85% Equity category has delivered an annualized alpha of 1.23% (relative to the MSCI ACWI, net return, USD), an annualized total return of 8.30%, a max loss of -16.64% and a standard deviation of 9.56%. Meanwhile, our equity benchmark has turned in 0% annualized alpha, an annualized total return of 8.98%, a max loss of -20.47% and a standard deviation of 12.29%. Indeed, since inception the fund ranks in the top decile of funds in the Morningstar Allocation – 70-85% Equity category for alpha, beta, correlation, max drawdown, up/down capture ratio, Sharpe ratio, standard deviation, and Treynor ratio (GAVIX, as of 8/31/2017, among 282 funds). We believe this validates our investment hypothesis that highly innovative companies generate excess returns and also shows that our asset allocation decisions have added value over the long-term.

Looking back, while last year’s peformance and risk-adjusted returns were positive, the fund’s relative performance trailed that of the MSCI All Country World Index as a result of two factors we discuss here. First, during the fourth quarter of 2016, in anticipation of lower longer-term U.S. interest rates, we had an aversion to financial stocks in the portfolio. As it turned out, combined surprises from the Brexit referendum and the U.S. election resulted in financials being up 12% and contributing nearly half of the 4.3% gain in the MSCI All Country Word Index, while the U.S. was up 3.2% and accounted for 75% of the MSCI All Country World Index total return. For an active portfolio to have simply kept pace with the index from November 8, 2016, through the end of the year, we believe that the portfolio would have had to be hugely overweight just one country/sector combination: U.S. financials.

Second, in the first half of 2017, while the fund benefitted from both the cyclical nature of the market as well as the allocation to health care and bonds, our allocation to energy detracted from performance. We hold a bullish disposition toward the resources sector broadly and the energy sector in particular, and in late 2016, we rotated into energy. Clearly, we were early in this rotation which impacted relative performance in the short term. When we look at resources, we see a group that has massively underperformed over the last decade, that has slashed capex to decade lows, that is in the lowest quartile based on price-to-intangible-adjusted book value, that appears to be experiencing capitulation, punctuating how out of fashion the group is, and that has a low correlation and thus offers effective diversification. For these reasons and despite the early rotation, we believe the resources group is generally set up for a multi-year period of outperformance and maintain our position.

370 17th Street, Suite 4930 Denver, CO 80202  |  T. 303.763.1810  |  F. 303.763.1811  |  www.KnowledgeLeadersCapital.com

In most cases, in order to add value over the long-term we must make stock selection and asset allocation decisions that position the fund substantially differently than our benchmark or our peer funds. Now is one such time. We believe the global equity markets have been undergoing a structural rotation for the last year, and we have been taking steps to position the fund in a way that capitalizes on the leadership trends that may persist for several years into the future. The three major components of our positioning include favoring international over domestic equities, favoring cyclical over counter cyclical equities, and favoring long duration bonds over short duration bonds as a hedge to our equity exposure. We discuss them one at a time below.

Multiple factors play into our preference for international over domestic equities. First, the United States equity market has outperformed all major markets by a wide margin since the bull market started in March, 2009, which has caused valuations to be much higher in the United States. For example, from the start of this bull market through 8/31/2017, the MSCI USA Index has gained 314% compared to just 178% for the MSCI Europe Index, 162% for the MSCI Pacific Index, and 176% for the MSCI Emerging Markets Index. Second, the US dollar appears to have started a structurally weak period on the back of a low level of national savings and political uncertainty. From the start of this year through August, the US dollar DXY index is down 9.49%, one of the worst performances in the last several decades. A falling US dollar is typically associated with foreign stock outperformance. Finally, economic growth and earnings growth appear to be accelerating in regions outside this country relative to the United States for the first time during this expansion. For these reasons, the fund’s equity exposure is allocated 31% to the United States and 69% to foreign stocks as of 8/31/2017.

The fund is also overweight cyclical areas of the equity market. As of 8/31/2017, exposure to consumer discretionary, energy, financials, industrials, information technology, and materials accounted for 85% of the fund’s equity exposure while allocations to health care and consumer staples picked up the remainder. The fund’s allocation specifically to the late cycle sectors of energy, industrials and materials – those that have tended to perform the best in the latter stages of an economic expansion – was 63%, a large overweight. We prefer cyclical areas of the market for the same reasons we prefer international stocks – more favorable valuations, a weak US dollar and the prospect for higher earnings growth. We also believe the economic cycle is mature, and central bank policy remains accommodative around the world, the combination of which strongly argues for a large overweight to late cycle sectors.

370 17th Street, Suite 4930 Denver, CO 80202  |  T. 303.763.1810  |  F. 303.763.1811  |  www.KnowledgeLeadersCapital.com

Finally, we believe long dated government bonds are the appropriate hedge given the fund’s cyclical equity market positioning. We are skeptical that long rates can move substantially higher from here due to persistently low productivity and inflation statistics, and long bonds still offer the best defense against a market decline. As of 8/31/2017, 28.6% of the portfolio was allocated to cash and fixed income instruments with a weighted average duration of 11.3 years.

We are pleased that the KL Allocation Fund continues to deliver attractive risk-adjusted returns. We remain committed to capturing the excess returns of highly innovative companies while positioning the fund to benefit from long-term trends and keeping a close eye on risk factors to limit drawdowns. Thank you for your continued support.

Steven Vannelli, CFA
Portfolio Manager

The views in this letter were as of 8/31/17 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Currency risk is the risk that the values of foreign investments may be affected by changes in the currency rates or exchange control regulations. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than-expected portfolio performance. Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market. Max drawdown is the maximum single period loss incurred over the interval being measured. Sharpe ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and the risk‐free return of 90‐day Treasury Bills) to determine reward per unit of risk. Standard deviation is a calculation used to measure variability of a portfolio’s performance. Treynor ratio is a risk-adjusted measure of return based on systematic risk. It is similar to the Sharpe ratio, with the difference being that the Treynor ratio uses beta as the measurement of volatility. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection. Up/Down capture ratio shows whether a fund has outperformed a broad market benchmark during periods of market strength and weakness.

370 17th Street, Suite 4930 Denver, CO 80202  |  T. 303.763.1810  |  F. 303.763.1811  |  www.KnowledgeLeadersCapital.com

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. An investor cannot invest directly in an index. The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the US market. The MSCI Europe Index captures large and mid-cap representation across 15 developed markets countries in Europe. The MSCI Pacific Index captures large and mid-cap representation across five developed markets countries in the Pacific region (Australia, Hong Kong, Japan, New Zealand, and Singapore). The MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging markets countries. The US Dollar DXY Index is designed to measure the value of the United States dollar relative to a basket of foreign securities.

The Morningstar percentile ranking is based on the fund’s alpha relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 97 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 6% in the 3 year period among 354 peers, and 14% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s beta relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 86 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 2% in the 3 year period among 354 peers, and 1% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s correlation relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 17 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 4% in the 3 year period among 354 peers, and 2% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s max drawdown relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 98 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 2% in the 3 year period among 354 peers, and 2% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s overall capture ratio relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 94 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 3% in the 3 year period among 354 peers, and 5% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s Sharpe ratio relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 96 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 6% in the 3 year period among 354 peers, and 47% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s standard deviation relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 89 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 10% in the 3 year period among 354 peers, and 12% in the 5 year period among 325 peers. The Morningstar percentile ranking is based on the fund’s Treynor ratio relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 96 percentile for the 1 year period among 372 peers in the Morningstar Allocation—70% to 85% Equity Category; 3% in the 3 year period among 354 peers, and 9% in the 5 year period among 325 peers. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Rankings listed are for the period August 31, 2017. Ratings for other share classes may differ due to different performance characteristics. The Fund’s ratings reflects fee waivers in effect; in their absence, ratings may have been lower. Multiple share classes of a fund have a common portfolio but impose different expense structures.

370 17th Street, Suite 4930 Denver, CO 80202  |  T. 303.763.1810  |  F. 303.763.1811  |  www.KnowledgeLeadersCapital.com

©2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

370 17th Street, Suite 4930 Denver, CO 80202  |  T. 303.763.1810  |  F. 303.763.1811  |  www.KnowledgeLeadersCapital.com

KL Allocation Fund
FUND PERFORMANCE at August 31, 2017 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index, the Bloomberg Barclays U.S. Treasury Bond Index and the Custom Index. The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. The Bloomberg Barclays U.S. Treasury Bond Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Custom Index is composed of a 60% weighting in the MSCI All Country World Index and a 40% weighting in the Bloomberg Barclays U.S. Treasury Bond Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2017	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	4.07%	7.97%	8.30%	09/30/10
Institutional Class	4.31%	8.22%	8.60%	09/30/10
MSCI All Country World Index	17.11%	10.46%	8.98%	09/30/10
Bloomberg Barclays U.S. Treasury Bond Index	-0.95%	1.35%	2.31%	09/30/10
Custom Index	9.58%	6.88%	6.51%	09/30/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 998-9890.

Gross Expense ratio for the Advisor Class shares was 1.46% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.47%. For Institutional Class shares, Gross Expense ratio was 1.21% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.22%. These were the amounts stated in the current prospectus dated January 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Advisor Class and Institutional Class shares, respectively. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

KL Allocation Fund
FUND PERFORMANCE at August 31, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KL Allocation Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2017

Number of Shares		Value

	COMMON STOCKS – 71.4%
	CONSUMER DISCRETIONARY – 3.9%
79,336	Meredith Corp.	$4,311,912
250,230	SACI Falabella	2,528,735
568,952	Samsonite International S.A.	2,339,488
240,400	Sekisui Chemical Co., Ltd.	4,488,797
89,200	Suzuki Motor Corp.	4,479,070
		18,148,002
	CONSUMER STAPLES – 1.9%
742,564	Ambev S.A.	4,684,812
1,772,882	China Resources Beer Holdings Co., Ltd.	4,452,322
		9,137,134
	ENERGY – 10.0%
41,682	Chevron Corp.	4,485,817
1,809,520	China Shenhua Energy Co., Ltd. - Class H	4,673,541
95,469	Empresas COPEC S.A.	1,224,969
713,800	Inpex Corp.	6,829,798
1,176,306	Kunlun Energy Co., Ltd.	1,141,644
207,485	National Oilwell Varco, Inc.	6,363,565
1,209,640	Origin Energy Ltd.*	7,384,007
243,766	Statoil A.S.A.	4,612,968
322,081	Subsea 7 S.A.	4,633,607
139,497	Suncor Energy, Inc.	4,371,010
532,554	United Tractors Tbk P.T.	1,209,443
		46,930,369
	FINANCIALS – 0.9%
10,736	BlackRock, Inc.	4,498,491

	HEALTH CARE – 9.1%
76,646	Baxter International, Inc.	4,755,118
23,291	Becton, Dickinson and Co.	4,645,157
739,582	Elekta AB Class B	7,665,161
80,200	Hoya Corp.	4,596,181
28,929	Laboratory Corp. of America Holdings*	4,538,092
72,735	Merck & Co., Inc.	4,644,857
183,000	Tsumura & Co.	6,928,150
25,806	Waters Corp.*	4,734,885
		42,507,601
	INDUSTRIALS – 15.0%
165,020	Asahi Glass Co., Ltd.	6,442,885
53,034	Dover Corp.	4,501,526
844,300	Fuji Electric Co., Ltd.	4,657,979

KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
52,048	Ingersoll-Rand PLC[1]	$4,444,379
254,000	Komatsu Ltd.	6,854,939
141,555	Metso OYJ	4,696,475
293,900	Mitsubishi Electric Corp.	4,348,844
549,638	Rolls-Royce Holdings PLC*	6,491,884
42,462,047	Rolls-Royce Holdings PLC – Class C*2,3	54,910
49,208	Saab A.B. - Class B	2,246,079
437,130	Sandvik AB	7,227,015
20,761	Schindler Holding A.G.	4,449,301
34,866	Siemens A.G.	4,564,374
233,463	SKF AB Class B	4,666,668
32,242	Stanley Black & Decker, Inc.	4,642,848
		70,290,106
	INFORMATION TECHNOLOGY – 10.5%
31,072	Adobe Systems, Inc.*	4,821,132
4,853	Alphabet, Inc. - Class A*	4,635,780
30,353	Atos S.E.	4,681,903
122,225	FLIR Systems, Inc.	4,644,550
109,400	Horiba Ltd.	6,716,734
259,600	Ibiden Co., Ltd.	4,299,543
33,525	Intuit, Inc.	4,742,111
54,972	Microchip Technology, Inc.	4,771,570
63,148	Microsoft Corp.	4,721,576
165,000	Yaskawa Electric Corp.	5,001,295
		49,036,194
	MATERIALS – 20.1%
561,308	Antofagasta PLC	7,525,432
387,364	BHP Billiton PLC	7,374,843
47,005	Celanese Corp.	4,560,425
378,700	Denka Co., Ltd.	2,412,171
58,900	DIC Corp.	2,083,682
71,589	Dow Chemical Co.	4,771,407
112,995	Fresnillo PLC	2,363,266
275,847	Gold Fields Ltd.	1,231,750
40,996	Hyundai Steel Co.	2,099,651
222,700	JFE Holdings, Inc.	4,391,396
263,600	JSR Corp.	5,134,402
68,051	KGHM Polska Miedz S.A.	2,408,255
15,040	LG Chem Ltd.	5,068,226
126,400	Newmont Mining Corp.	4,846,176
49,800	Nitto Denko Corp.	4,393,569

KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	MATERIALS (Continued)
335,235	OZ Minerals Ltd.	$2,178,135
15,128	POSCO	4,598,023
1,061,338	PTT Global Chemical PCL	2,448,685
133,498	Rio Tinto Ltd.	7,237,833
47,344	Scotts Miracle-Gro Co.	4,525,613
294,200	Sumitomo Metal Mining Co., Ltd.	5,072,647
2,602,000	Ube Industries Ltd.	7,448,279
		94,173,866
	TOTAL COMMON STOCKS (Cost $288,687,868)	334,721,763

Principal Amount

	GOVERNMENT BONDS – 3.9%
	AUSTRALIA – 2.0%
$11,400,000	Australia Government Bond 2.750%, 10/21/2019	9,226,269

	MEXICO – 1.9%
8,400,000	Mexico Government International Bond 5.125%, 1/15/2020[1]	9,072,000

	TOTAL GOVERNMENT BONDS (Cost $18,335,471)	18,298,269

	U.S. TREASURY SECURITIES – 18.9%
	United States Treasury Bond
10,700,000	3.125%, 8/15/2044	11,584,002
10,900,000	3.000%, 11/15/2045	11,508,863
12,000,000	2.500%, 5/15/2046	11,450,628
12,800,000	2.250%, 8/15/2046	11,561,511
	United States Treasury Inflation Indexed Bonds
5,096,980	0.750%, 2/15/2045	4,936,634
4,755,388	1.000%, 2/15/2046	4,900,589
4,769,231	0.875%, 2/15/2047	4,778,755
	United States Treasury Note
15,900,000	2.000%, 8/15/2025	15,866,769
12,300,000	1.625%, 2/15/2026	11,881,271

	TOTAL U.S. TREASURY SECURITIES (Cost $92,386,899)	88,469,022

	SHORT-TERM INVESTMENTS – 3.8%
17,661,512	UMB Money Market Fiduciary, 0.01%[4]	17,661,512

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,661,512)	17,661,512

KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2017

Value

TOTAL INVESTMENTS – 98.0% (Cost $417,071,750)	$459,150,566
Other Assets in Excess of Liabilities – 2.0%	9,414,351

TOTAL NET ASSETS – 100.0%	$468,564,917

PCL – Public Company Limited
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $54,910.

[3]	Illiquid security. The total illiquid securities represent 0.00% of Net Assets.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

KL Allocation Fund
SUMMARY OF INVESTMENTS
As of August 31, 2017

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	22.1%
Japan	20.6%
United Kingdom	5.6%
Sweden	4.6%
Australia	3.6%
South Korea	2.5%
Hong Kong	1.7%
Finland	1.0%
Brazil	1.0%
France	1.0%
China	1.0%
Norway	1.0%
Germany	1.0%
Switzerland	0.9%
Canada	0.9%
Chile	0.8%
Thailand	0.5%
Poland	0.5%
Mexico	0.5%
South Africa	0.3%
Indonesia	0.3%
Total Common Stocks	71.4%
Government Bonds
Australia	2.0%
Mexico	1.9%
Total Government Bonds	3.9%
U.S. Treasury Securities	18.9%
Short-Term Investments	3.8%
Total Investments	98.0%
Other Assets in Excess of Liabilities	2.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

KL Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2017

Assets:
Investments, at value (cost $417,071,750)	$459,150,566
Foreign currency, at value (cost $8,765,024)	8,808,456
Receivables:
Fund shares sold	223,067
Dividends and interest	1,156,232
Prepaid expenses	61,030
Total assets	469,399,351

Liabilities:
Payables:
Due to Custodian	9,054
Fund shares redeemed	289,240
Advisory fees	353,135
Fund administration fees	43,477
Shareholder servicing fees (Note 7)	35,284
Fund accounting fees	23,685
Auditing fees	17,782
Transfer agent fees and expenses	12,390
Distribution fees - Advisor Class (Note 8)	11,486
Custody fees	9,172
Chief Compliance Officer fees	2,415
Trustees' fees and expenses	264
Accrued other expenses	27,050
Total liabilities	834,434

Net Assets	$468,564,917

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$418,197,446
Accumulated net investment income	1,244,853
Accumulated net realized gain on investments and foreign currency transactions	6,991,058
Net unrealized appreciation on:
Investments	42,078,816
Foreign currency translations	52,744
Net Assets	$468,564,917

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$54,311,510
Shares of beneficial interest issued and outstanding	3,706,966
Redemption price per share	$14.65

Institutional Class Shares:
Net assets applicable to shares outstanding	$414,253,407
Shares of beneficial interest issued and outstanding	27,897,152
Redemption price per share	$14.85

See accompanying Notes to Financial Statements.

KL Allocation Fund
STATEMENT OF OPERATIONS
As of August 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $507,287)	$6,905,280
Interest	2,034,919
Total investment income	8,940,199

Expenses:
Advisory fees	4,222,695
Shareholder servicing fees (Note 7)	460,946
Fund administration fees	360,862
Distribution fees - Advisor Class (Note 8)	151,853
Fund accounting fees	144,996
Custody fees	106,298
Registration fees	80,900
Transfer agent fees and expenses	78,306
Shareholder reporting fees	65,241
Legal fees	31,998
Miscellaneous	22,000
Auditing fees	17,600
Chief Compliance Officer fees	13,001
Trustees' fees and expenses	8,001
Insurance fees	1,891
Net expenses	5,766,588
Net investment income	3,173,611

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	15,952,343
Foreign currency transactions	(433,281)
Net realized gain	15,519,062
Net change in unrealized appreciation/depreciation on:
Investments	886,622
Foreign currency translations	59,518
Net change in unrealized appreciation/depreciation	946,140
Net increase from reimbursement by affiliate (Note 3)	318,760
Net realized and unrealized gain on investments and foreign currency	16,783,962

Net Increase in Net Assets from Operations	$19,957,573

See accompanying Notes to Financial Statements.

KL Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,173,611	$627,878
Net realized gain on investments and foreign currency transactions	15,519,062	4,969,395
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	946,140	24,126,302
Net increase from reimbursement by affiliate (Note 3)	318,760	-
Net increase in net assets resulting from operations	19,957,573	29,723,575

Distributions to Shareholders:
From net investment income:
Advisor Class	(181,401)	-
Institutional Class	(1,975,875)	-
From net realized gain:
Advisor Class	(1,989,472)	(1,620,306)
Institutional Class	(12,032,060)	(9,474,511)
Total distributions to shareholders	(16,178,808)	(11,094,817)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	13,384,367	44,233,665
Institutional Class	204,054,879	186,535,442
Reinvestment of distributions:
Advisor Class	2,044,769	1,548,441
Institutional Class	13,767,094	9,398,493
Cost of shares redeemed:
Advisor Class[1]	(30,832,632)	(7,920,390)
Institutional Class[2]	(147,961,373)	(36,060,772)
Net increase in net assets from capital transactions	54,457,104	197,734,879

Total increase in net assets	58,235,869	216,363,637

Net Assets:
Beginning of period	410,329,048	193,965,411
End of period	$468,564,917	$410,329,048

Accumulated net investment income	$1,244,853	$450,060

Capital Share Transactions:
Shares sold:
Advisor Class	953,667	3,196,149
Institutional Class	14,299,035	13,187,777
Shares reinvested:
Advisor Class	152,709	112,450
Institutional Class	1,016,772	675,179
Shares redeemed:
Advisor Class	(2,222,951)	(566,883)
Institutional Class	(10,497,186)	(2,541,869)
Net increase in capital share transactions	3,702,046	14,062,803

[1]	Net of redemption fee proceeds of $5,958 and $5,227, respectively.
[2]	Net of redemption fee proceeds of $1,115 and $12,437, respectively.

See accompanying Notes to Financial Statements.

KL Allocation Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31,

	2017		2016		2015		2014		2013
Net asset value, beginning of period	$14.55		$13.90		$13.79		$12.91		$11.83
Income from Investment Operations:
Net investment income (loss)[1]	0.06		-	[2]	-	[2]	-	[2]	-	[2]
Net realized and unrealized gain on investments	0.48		1.40		0.46		1.60		1.14
Net increase from reimbursement by affiliate (Note 3)	0.01		-		-		-		-
Total from investment operations	0.55		1.40		0.46		1.60		1.14

Less Distributions:
From net investment income	(0.04)		-		(0.03)		-		(0.03)
From net realized gain	(0.41)		(0.75)		(0.32)		(0.72)		(0.03)
Total distributions	(0.45)		(0.75)		(0.35)		(0.72)		(0.06)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$14.65		$14.55		$13.90		$13.79		$12.91

Total return[3,4]	4.07%	[5]	10.38%		3.36%		12.71%		9.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,312		$70,186		$28,935		$31,888		$28,318

Ratio of expenses to average net assets:
Before fees waived/recovered	1.45%		1.44%		1.44%		1.45%		1.53%
After fees waived/recovered	1.45%		1.45%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.46%		0.03%		0.06%		0.05%		(0.02)%
After fees waived and expenses absorbed/recovered	0.46%		0.02%		0.00%		0.00%		0.01%
Portfolio turnover rate	117%		104%		133%		66%		89%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.
[5]	Payment by affiliate had 0.08% impact to the total return.

See accompanying Notes to Financial Statements.

KL Allocation Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended August 31,

	2017		2016		2015		2014		2013
Net asset value, beginning of period	$14.74		$14.04		$13.93		$13.00		$11.91
Income from Investment Operations:
Net investment income[1]	0.10		0.04		0.04		0.03		0.03
Net realized and unrealized gain (loss) on investments	0.48		1.41		0.46		1.62		1.14
Net increase from reimbursement by affiliate (Note 3)	0.01		-		-		-		-
Total from investment operations	0.59		1.45		0.50		1.65		1.17

Less Distributions:
From net investment income	(0.07)		-		(0.07)		-		(0.05)
From net realized gain	(0.41)		(0.75)		(0.32)		(0.72)		(0.03)
Total distributions	(0.48)		(0.75)		(0.39)		(0.72)		(0.08)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$14.85		$14.74		$14.04		$13.93		$13.00

Total return[3,4]	4.31%	[5]	10.64%		3.59%		13.02%		9.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$414,253		$340,143		$165,031		$159,120		$131,813

Ratio of expenses to average net assets:
Before fees waived/recovered	1.20%		1.19%		1.19%		1.20%		1.28%
After fees waived/recovered	1.20%		1.20%		1.25%		1.25%		1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	0.71%		0.28%		0.31%		0.30%		0.23%
After fees waived and expenses absorbed/recovered	0.71%		0.27%		0.25%		0.25%		0.26%
Portfolio turnover rate	117%		104%		133%		66%		89%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.
[5]	Payment by affiliate had 0.07% impact to the total return.

See accompanying Notes to Financial Statements.

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2017

Note 1 – Organization
KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to May 2, 2017 the Fund was known as Gavekal KL Allocation Fund. The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2017

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2017

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2014-2017 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2017, are reported on the Statement of Operations.

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2017

The Advisor voluntarily reimbursed the Fund $318,760 for commissions on investment transactions. This amount is reported on the Fund’s Statement of Operations and Statement of Changes under the caption “Reimbursement by affiliate”. This reimbursement had a positive 0.08% and 0.07% impact on the one year total return for the Advisor Class and the Institutional Class, respectively.

Note 4 – Federal Income Taxes
At August 31, 2017, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$416,975,276

Gross unrealized appreciation	$51,317,432
Gross unrealized depreciation	(9,142,142)
Net unrealized appreciation on investments	$42,175,290

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ (221,542)	$ 221,542

As of August 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,249,138
Undistributed long-term capital gains	13,266,569
Tax distributable earnings	14,515,707

Accumulated capital and other losses	(6,376,270)

Net unrealized appreciation on investments	42,175,290
Net unrealized appreciation on foreign currency translations	52,744

Total accumulated earnings	$50,367,471

As of August 31, 2017, the Fund had $6,376,270 of post-October capital losses which are deferred until September 1, 2017 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2017

The tax character of distributions paid during the fiscal years ended August 31, 2017 and 2016 were as follows:

	2017	2016
Distributions paid from :
Ordinary income	$4,568,499	$-
Net long-term capital gains	11,610,309	11,094,817
Total distributions paid	$16,178,808	$11,094,817

Note 5 – Redemption Fee
The Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. Effective September 30, 2016, the Fund no longer imposes the redemption fee. For the year ended August 31, 2017 and the year ended August 31, 2016, the Fund received $7,073 and $17,664, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended August 31, 2017, purchases and sales of investments, excluding short-term investments, were $547,607,783 and $505,324,422, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2017, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2017

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$6,840,647	$11,307,355	$-	$18,148,002
Consumer Staples	4,684,812	4,452,322	-	9,137,134
Energy	17,654,804	29,275,565	-	46,930,369
Financials	4,498,491	-	-	4,498,491
Health Care	23,318,109	19,189,492	-	42,507,601
Industrials	13,588,753	56,701,353	-	70,290,106
Information Technology	28,336,719	20,699,475	-	49,036,194
Materials	18,703,621	75,470,245	-	94,173,866
Government Bonds	-	18,298,269	-	18,298,269
U.S. Treasury Securities	-	88,469,022	-	88,469,022
Short-Term Investments	17,661,512	-	-	17,661,512
Total Investments	$135,287,468	$323,863,098	$-	$459,150,566

KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2017

*
In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $217,040,897 of investment securities were classified as Level 2 instead of Level 1.

**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Fund. For the year ended August 31, 2017, the Fund did not enter into forward contracts.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of KL Allocation Fund and
to the Board of Trustees of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the KL Allocation Fund (formerly known as GaveKal KL Allocation Fund) (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KL Allocation Fund as of August 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2017

KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited)

For the year ended August 31, 2017, the Fund designates $11,610,309 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the year ended August 31, 2017, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended August 31, 2017, 40.76% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officer of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on March 15-16, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and GaveKal Capital, LLC (the “Investment Advisor”) with respect to the GaveKal KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders. Effective May 2, 2017, the name of the Fund was changed to KL Allocation Fund, and the name of the Investment Advisor was changed to Knowledge Leaders Capital, LLC.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Allocation – 70% to 85% Equity fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2016; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe.  The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was above the median returns of the Peer Group and Fund Universe, and above the return of the MSCI All Country World Index.  The Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns, but below the MSCI All Country World Index return by 1.07%.  The total return for the Fund for the one-year period was below the Peer Group and Fund Universe median returns, and below the MSCI All Country World Index return, by 3.87%, 5.88%, and 6.86%, respectively.  The Trustees noted Morningstar’s observation that the Fund underperformed the Index over the one-year period due largely to the Fund’s underweight allocation in the financial services and energy sectors, which were two of the top performing sectors in 2016.  The Trustees also noted that the Fund has outperformed the Peer Group over the three-year, five-year, and since inception periods.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.06% and 0.15%, respectively.  The Trustees noted that of the 15 funds in the Peer Group, seven have an advisory fee equal to or greater than the Fund’s advisory fee. The Trustees also noted the Investment Advisor’s belief that the Fund’s advisory fee is appropriate given its investment in foreign securities and its relatively low minimum investment requirement, each of which requires relatively more work by the Investment Advisor.  The Trustees considered that the Fund’s advisory fee is higher than the fees the Investment Advisor charges to its institutional clients to manage separate accounts with similar objectives and policies as the Fund, and higher than the sub-advisory fee it charges to a UCITS fund with similar objectives and policies as the Fund.  The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s separate account clients.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.22% and 0.28%, respectively.  The Trustees noted the Investment Advisor’s belief that as part of the overall expense ratio, the management fee portion is reasonable.  The Trustees also noted the Investment Advisor’s observation that when compared with other Peer Group funds that, like the Fund, have low minimum investments and relatively large foreign trading exposure, the Fund’s net expense ratio is equal to the median net expense ratio of such funds.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2016.  Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit realized the Investment Advisor from its relationship with the Fund was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

KL Allocation Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/17	8/31/17	3/1/17 – 8/31/17
Advisor Class	Actual Performance	$ 1,000.00	$ 1,057.80	$ 7.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.87	7.40
Institutional Class	Actual Performance	1,000.00	1,059.20	6.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.13	6.13

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% and 1.20% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

KL Allocation Fund
A series of Investment Managers Series Trust

Investment Advisor
Knowledge Leaders Capital, LLC
370 17th Street, Suite 4930
Denver, Colorado 80202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
KL Allocation Fund - Advisor Class	GAVAX	461 418 667
KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the KL Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the  KL Allocation Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address.  This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.  Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.  If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 998-9890.

KL Allocation Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$14,950	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	11/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	11/9/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	11/9/2017